Exhibit 10.1

CONFIDENTIAL

CONVERTIBLE pREFERRED sTOCK PURCHASE AGREEMENT

THIS CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (this “Agreement”), dated on and as of the latest date set forth on the signature page hereto, by and between BIO-key International, Inc., a Delaware corporation (the “Company”), and the purchasers identified on the signature page hereof (each, a “Purchaser”, and collectively, “Purchasers”).

R E C I T A L S:

WHEREAS, Purchasers desire to purchase and the Company desires to sell securities on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

1.           The Offering.

(a)        Private Offering. The securities offered by this Agreement are being offered in a private offering (the “Offering”) of $10,000,000 consisting of 100,000 shares (the “Shares”) of the Company’s Series A-1 Convertible Preferred Stock, $0.0001 par value per share (the “Preferred Stock”), the preferences, rights and limitations of which are set forth on the Certificate of Designation of Preferences, Rights and Limitations of the Series A-1 Convertible Preferred Stock, substantially in the form attached hereto as Exhibit A (the “Certificate of Designation”). The Shares will be sold on a “best efforts” basis pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D thereunder. The Shares are being offered solely to a limited number of “accredited investors” as that term is defined in Rule 501(a) of the Securities Act. The Offering may be terminated by the Company at any time in its sole discretion. This Agreement and the Exhibits hereto are hereinafter collectively referred to as the “Offering Documents”. The Shares and all shares of the Company’s common stock, $.0001 par value per share (“Common Stock”), issuable upon conversion of the Shares are hereinafter defined collectively as the “Securities”.

2.           Sale and Purchase of Securities.

(a)        Purchase and Sale. Subject to the terms and conditions hereof, the Company agrees to sell, and each Purchaser irrevocably subscribes for and agrees to purchase, the number of Shares set forth on such Purchaser’s signature page of this Agreement at a purchase price of $100.00 per Share. The aggregate purchase price payable by each Purchaser for the Shares shall be as set forth on such Purchaser’s signature page hereto (the “Aggregate Purchase Price”) and shall be payable at the Closing by wire transfer of immediately available funds as set forth below.

(b)           Subject to the terms and conditions of this Agreement, the purchase and sale of the Shares contemplated hereby shall take place at a closing (the “Closing”) to be held at the offices of Fox Rothschild LLP, 997 Lenox Drive, Building 3, Lawrenceville, NJ 08648, or at such other time or on such other date or at such other place or by such other method as the Company and a Purchaser may mutually agree upon orally or in writing (the day on which the Closing takes place, the "Closing Date"). The Company may conduct separate Closings on separate Closing Dates with each Purchaser.

(c)           Closing Conditions.

(i)         The obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(a)     No governmental authority shall have enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof.

(b)     The Company shall have received all consents, authorizations, orders and approvals from all third parties and governmental authorities necessary to consummate the transactions contemplated hereby and no such consent, authorization, order and approval shall have been revoked.

(c)     No action or proceeding by or before any court or other governmental body shall have been instituted or threatened by any governmental authority or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

(d)     The Certificate of Designation shall have been filed with the Delaware Secretary of State.

(ii)         The obligations of each Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or such Purchaser’s waiver, at or prior to the Closing, of each of the following conditions:

(a)     This Agreement, the Registration Rights Agreement substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), and all other ancillary agreements contemplated hereby shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to each Purchaser.

(b)     The representations and warranties of Company contained in Section 4 shall be true and correct in all material respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date.

(c)     The Company shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(d)     Such Purchaser shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Company, that each of the conditions set forth in Section 2(c)(ii)(b) and (c) have been satisfied.

(e)     Such Purchaser shall have been satisfied with the results of their due diligence review.

(f)     The Company shall have delivered, or caused to be delivered, to such Purchaser such documents or instruments as such Purchaser reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

(iii)        The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or the Company's waiver, at or prior to the Closing, of each of the following conditions:

(a)     This Agreement, the Registration Rights Agreement, and all other ancillary agreements contemplated hereby shall have been executed and delivered by the parties thereto and true and complete copies thereof shall have been delivered to the Company.

(b)     The representations and warranties of Purchaser contained in Section 3 shall be true and correct in all respects as of the Closing Date with the same effect as though made at and as of such date (except those representations and warranties that address matters only as of a specified date, which shall be true and correct in all respects as of that specified date), except where the failure of such representations and warranties to be true and correct would not have a material adverse effect on such Purchaser’s ability to consummate the transactions contemplated hereby.

(c)     Purchaser shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(d)     The Company shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Purchaser, that each of the conditions set forth in Section 2(c)(iii)(b) and (c) have been satisfied.

(e)     Purchaser shall have transferred, or procured the transfer of, the Aggregate Purchase Price to the Company in an amount equal to such Purchaser’s purchase price by wire transfer in immediately available funds, to an account or accounts designated in writing by the Company to Purchaser no later than 5 Business Days prior to the Closing Date. “Business Day” for the purposes of this sub-paragraph (e) means a day, other than Saturday or Sunday, on which banks in Hong Kong are open for ordinary banking business.

(f)     Purchaser shall have delivered, or caused to be delivered, to the Company such documents or instruments as the Company reasonably requests and are reasonably necessary to consummate the transactions contemplated by this Agreement.

3.            Representations and Warranties of Purchaser. Each Purchaser represents and warrants to the Company as follows:

(a)           Organization and Qualification.

(i)     If such Purchaser is an entity, such Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material and adverse effect on the legality, validity or enforceability of this Agreement and any documents contemplated hereby (collectively, the “Transaction Documents”) to which it is a party, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

(ii)     If such Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if such Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

(b)          Authority; Validity and Effect of Agreement.

(i)     If such Purchaser is an entity, such Purchaser has the requisite corporate or other entity power and authority to execute and deliver Transaction Documents to which it is a party and perform its obligations under the Transaction Documents. The execution and delivery of each such Transaction Document by such Purchaser, the performance by such Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of such Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of such Purchaser is necessary for such Purchaser to execute and deliver the relevant Transaction Documents and perform its obligations thereunder.

(ii)     Each of the relevant Transaction Documents has been duly and validly authorized, executed and delivered by such Purchaser and, assuming each has been duly and validly executed and delivered by the Company, each constitutes a legal, valid and binding obligation of such Purchaser, in accordance with its terms.

(c)       No Conflict; Required Filings and Consents. Neither the execution and delivery of the relevant Transaction Documents by such Purchaser nor the performance by such Purchaser of its obligations, thereunder will: (i) if such Purchaser is an entity, conflict with such Purchaser’s articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to such Purchaser or any of the properties or assets of such Purchaser; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of such Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of such Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

(d)       Accredited Investor. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act. If such Purchaser is an entity, such Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of such Purchaser’s equity owners are “accredited investors” as defined above.

(e)       No Government Review. Such Purchaser understands that neither the United States Securities and Exchange Commission (“SEC”) nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of this Agreement, the Securities, or any of the other documents relating to the Offering, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Securities or such other documents.

(f)       Investment Intent. The Securities are being acquired for such Purchaser’s own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

(g)     Restrictions on Transfer. Such Purchaser understands that the Securities are “restricted securities” as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. Such Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

(h)     Investment Experience. Such Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and such Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, such Purchaser has not relied upon any information other than information provided to it by the Company or its representatives and contained herein, including the representations and warranties and covenants of the Company contained herein.

(i)     Access to Information. Such Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company’s Annual Report on SEC Form 10-K for the year ended December 31, 2014, the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2015 and June 30, 2015, and any Current Reports on SEC Form 8-K filed with the SEC after June 30, 2015 and before the date this Agreement is executed (as such documents have been amended since the date of their filing, collectively, the “Company SEC Documents”), that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Shares; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. Such Purchaser understands any statement contained in the Company SEC Documents shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.

(j)     Reliance on Representations. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Such Purchaser represents and warrants to the Company that any information that it has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities. Within five (5) days after receipt of a request from the Company, such Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject in connection with the transactions contemplated under the Transaction Documents.

(k)      No General Solicitation. Such Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

(l)       Investment Risks. Each Purchaser understands that purchasing Shares will subject it to certain risks, including, but not limited to, those set forth in the Company SEC Documents.

(n)      Import and Export Compliance. Each Purchaser represents and warrants to the Company as follows:

(i) During the five (5) year period ending on the Closing Date, neither such Purchaser nor any subsidiary, director or officer of such Purchaser or any subsidiary, or any employee, agent, or representative acting with authorization of such Purchaser or any subsidiary, has directly or indirectly, whether through affiliates, partners, officers, employees, agents or representatives, paid, offered, promised, authorized or agreed to give any monies, gift or other thing of value or benefit, whether in cash or kind, and whether or not pursuant to a written contract, to any “Foreign Official”, as defined in the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or employee of any Governmental Body (as that term is defined below) (including an official or employee of any public international organization or government-owned business or enterprise), or to any political party, employee or director thereof, or any candidate for a political position or any political subdivision for the sole purpose of influencing any act or decision of such official or employee, in violation of any Law, including but not limited to the FCPA (A) to further the business of the Purchaser or any of its subsidiaries, or (B) to assist the Purchaser or any of its subsidiaries in connection with any actual or proposed transaction in connection with the operations of the Purchaser or any of its subsidiaries.

(ii) Such Purchaser and its subsidiaries are in compliance in all material respects with all applicable Export Laws (as that term is defined below).

(iii) Neither such Purchaser nor any of its officers, directors, owners, managers, or employees, (A) are persons with whom United States persons are restricted from doing business under regulations of the Office of Foreign Asset Control (the “OFAC”) of the United States Department of the Treasury (including, without limitation, those named on OFAC’s Specially Designated Nationals and Blocked Persons List), the Export Laws (as that term is defined below), or under any applicable law or any other governmental action that is applicable to such Purchaser (“Prohibited End-Users”); and (B) have had any direct or indirect dealings with and have not sold, exported, re-exported, or retransferred, directly or indirectly, any goods, technology or services to any Prohibited End-Users or to any country under embargo by the United States of America.

(iv) As used herein:

(A)     “Export Laws” means any applicable United States of America requirements related to import and export control, including, without limitation, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 12 U.S.C. § 95a and 50 U.S.C. App. § 5(b), the Export Administration Act, 50 U.S.C. App. §§ 2401 et seq., the Arms Export Control Act, 22 U.S.C. §§ 2778 et seq., and any and all regulations and orders promulgated or issued under such authority, including the regulations administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control, 31 C.F.R. Parts 500 through 598, the Export Administration Regulations, 15 C.F.R. Parts 730 through 774, and the International Traffic in Arms Regulations, 22 C.F.R. Parts 120 through 130.

(B)     “Governmental Body” means any: (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign, or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal); or (d) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

(o)     Anti-Money Laundering. Such Purchaser acknowledges that due to anti-money laundering regulations within their respective jurisdictions, the Company and/or any person acting on behalf of the Company may require further documentation verifying such Purchaser’s identity and the source of funds used to purchase Shares before this Agreement can be accepted. Such Purchaser further agrees to provide the Company at any time with such information as the Company reasonably determines to be necessary and appropriate to verify compliance with the anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of such Purchaser from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, and to update such information as necessary.

(p)     Short Sales and Confidentiality Prior to the Date Hereof. Such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Purchaser, executed any disposition, including Short Sales (as such term is defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), in the securities of the Company during the period commencing from the time that Purchaser first received written or oral notice of this Offering from the Company or any other person setting forth the material terms of the transactions contemplated hereunder or by this Agreement until the date hereof (“Discussion Time”).  Other than to other persons party to this Agreement, and except as provided in Section 7(b), such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(q)     No Disqualification Events. No Purchaser or any affiliate of a Purchaser is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) under the Securities Act.

(r)     Notice of Disqualification Events. Each Purchaser will notify the Company in writing, prior to the Closing Date of (i) any Disqualification Event relating to such Purchaser or any of its affiliates and (ii) any event that would, with the passage of time, become a Disqualification Event relating to such Purchaser or any of its affiliates.

(s)     Concurrent Offering. Each Purchaser understands and acknowledges that the Company is conducting a concurrent offering of its securities in accordance with the terms set forth in the SPA (as defined in Section 5(g) hereof). Each Purchaser represents and warrants that it (i) has read the entire SPA, (ii) understands all of the terms and conditions of the SPA, and (iii) has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of the SPA and has had any and all such questions and requests answered to its satisfaction.

4.          Representations and Warranties of the Company. The Company represents and warrants to each Purchaser as follows:

(a)     Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own and operate its business as presently conducted. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary.

(b)     Authority; Validity and Effect of Agreement. The Company has the requisite corporate power and authority to execute and deliver each of the Transaction Documents, perform its obligations thereunder, and conduct the Offering. The execution and delivery of each of the Transaction Documents by the Company, the performance by the Company of its obligations thereunder, the transactions contemplated thereby, the Offering, and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize each of the Transaction Documents or the Offering. Each of the Transaction Documents has been duly and validly executed and delivered by the Company and, assuming that each has been duly authorized, executed and delivered by Purchaser, each constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(c)     No Conflict; Required Filings and Consents. Neither the execution and delivery of the Transaction Documents by the Company nor the performance by the Company of its obligations thereunder will: (i) conflict with the Company’s certificate of incorporation or bylaws; (ii) violate any material statute, law, ordinance, rule or regulation, applicable to the Company or any material properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered.

(d)     SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, or to the extent corrected by a subsequent restatement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, and all other reports of the Company filed with the Commission pursuant to the Exchange Act from January 1, 2015 through the date of this Agreement (including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the requirements of the Exchange Act.

(e)     Financial Statements.     The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement). Such financial statements have been prepared in accordance with United States generally accepted accounting principles, as applied by the Company on a consistent basis during the financial periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments. All material agreements to which the Company is a party or to which the property or assets of the Company are subject are included as part of or specifically identified in the SEC Reports.

(f)     Issuance of the Shares. The Shares (i) have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable; and (ii) free from any encumbrance, mortgage, charge, pledge, lien, assignment, hypothecation, security interest, interest or equity of any person (including any right to acquire, option or right of pre-emption or conversion), title retention or restrictions or restrictions on transfer of any nature whatsoever (other than the restrictions contemplated under Section 3(g)) or any other security agreement or arrangement, or any agreement to create any of the foregoing.

(g)     Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only to reflect stock, stock option and warrant issuances or exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as specified in the SEC Reports or as contemplated by the Transaction Documents: (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) except as set forth on Schedule 4(g), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) except as set forth in Schedule 4(j), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement or as set forth in Schedule 4(g)); (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (as defined herein) but not so disclosed in the SEC Reports, other than those incurred in the ordinary course of the Company's businesses or set forth in Schedule 4(j).

(h)     Tax Matters.     The Company (i) has accurately and timely prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction.

(i)     Employment Matters. No material labor dispute exists or, to the Company’s knowledge, is imminent with respect to any of the employees of the Company. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is satisfactory. No executive officer, to the Company’s knowledge, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. To the Company’s knowledge, the Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours.

(j)     Material Changes. Since the date of the latest audited financial statements included within the SEC Reports and except as disclosed in a subsequent SEC Report filed prior to the date of this Agreement: (i) there have been no events, occurrences or developments that have had or that could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect, (ii) except as set forth in Schedule 4(j), the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined in Rule 405 of the Securities Act), except pursuant to existing Company incentive plans or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company or any of their assets is bound or subject. For purposes of this Agreement, “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Documents, (ii) a material and adverse effect on the results of operations, assets, business or financial condition of the Company and subsidiaries, taken as a whole, or (iii) any material adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

(k)     Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under provincial, federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or, to the knowledge of the Company, any director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any subsidiary under the Exchange Act or the Securities Act.

(l)     Compliance. The Company is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material written agreement or written instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or governmental body in which the Company is named as a party, or (iii) in violation of, and has complied with, any and all statutes, rules, ordinances or regulations of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to it and each of its subsidiaries and its business and all such laws that affect the environment.

(m)     Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any written notification that the SEC is contemplating terminating such registration.

(n)     Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(o)     Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.

(p)     No Integrated Offering. Assuming the accuracy of each of the Purchasers’ representations and warranties set forth in Section 3, neither the Company, nor, to the knowledge of the Company, any of its Affiliates, nor any Person acting on its or, to the knowledge of the Company, their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares by the Company to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any trading market on which any of the securities of the Company are listed or designated.

(q)     Investment Company. The Company is not required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(r)     Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(s)     No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(t)     Insolvency. (i) Neither the Company nor any of its subsidiaries is insolvent or unable to pay its debts. (ii) Neither the Company nor any of its subsidiaries has ceased trading or stopped payment to its creditors. (iii) No order has been made or petition presented or resolution passed or meeting convened for the bankruptcy, suspension of payment obligations, winding-up or administration of the Company or any of its subsidiaries, nor are there any grounds on which any person would be entitled to have the Company or any of its subsidiaries wound-up or placed in receivership, administration or liquidation, nor has any person threatened to present such a petition or convened or threatened to convene a meeting of the Company or any of its subsidiaries to consider a resolution to wind up or declare such entity as bankrupt, nor has any step been taken in relation to the Company or any of its subsidiaries under the applicable laws relating to bankruptcy, insolvency, suspension of payment obligations or the relief of debtors. (iv) No receiver (including an administrative receiver), liquidator, trustee, administrator, supervisor, nominee or custodian has been appointed in respect of the whole or any part of the business or assets of the Company or any of its subsidiaries. (v) No distress, execution or other process has been levied on any assets owned or used by the Company or any of its subsidiaries nor has any person threatened any such distress, execution or other process.(u)

(u)     Intellectual Property. (i) To the knowledge of the Company, all intellectual property used by, required or necessary for the Company and its subsidiaries to operate their respective business (the “Group IP”) are legally owned by, validly licensed to, or used under the authority of the owner by, the Company or any of its subsidiaries. (ii) All Group IP which is owned by the Company or any of its subsidiaries is not licensed to a third party otherwise than in the ordinary course of business or subject to any encumbrances or third party interests. None of the Group IP owned by the Company or any of its subsidiaries is subject to any judgments or limitations or restrictions on use or otherwise issued by any governmental authority, save for claim limitations imposed by the applicable registration authorities as part of the normal prosecution process prior to issuance with respect to registered intellectual property. No person, including employees or consultants of the Company or any of its subsidiaries, has any ownership right to any Group IP owned by the Company or the relevant subsidiary of the Company or any right to any payment of any sum with respect to Group IP owned by such entity. (iii) All Group IP is: (A) to the knowledge of the Company, not the subject of any claim (save for claim limitations with respect to registered intellectual property imposed by the applicable registration authorities as part of the normal prosecution process prior to issuance), opposition, action, suit, investigation or proceeding, from or by a person (including, without limitation, a customer, a supplier, an employee, a consultant or an independent contractor of the Company or any of its subsidiaries) as to title, validity, enforceability, entitlement, misappropriation, or infringement of any intellectual property or other proprietary rights of any third party or otherwise that prohibits or restricts the Company or any of its subsidiaries from carrying on its business, or any portion of it, in the jurisdiction where it is operating as at the date of this Agreement or from any use of the Group IP in connection with the business of the Company and its subsidiaries and to the knowledge of the Company there are no facts or circumstances which might give rise to a claim, opposition, action, suit, investigation or proceeding of this type; (B) to the knowledge of the Company, not registered in contravention of any applicable laws and regulations; and (C) in each case in which the Company or any of its subsidiaries has acquired any Group IP or has agreed to assign any intellectual property to its customers through or from any current or former employee, consultant, independent contractor or other person, the Company or the relevant subsidiary has obtained a valid and enforceable written assignment agreement, sufficient to irrevocably transfer all rights, title and interest in that intellectual property to that entity to the extent any such rights did not become the sole property of the Company or any of its subsidiaries by operation of law; (iv) All registration, maintenance and renewal fees and taxes due prior to Closing in respect of each of the registered Group IP and applications thereof that are owned by the Company have duly been paid in full. All necessary registration, maintenance and renewal documents and certificates have been filed with the relevant patent, copyright, trademark or other authorities for purposes of maintaining such registered Group IP that is owned by the Company or any of its subsidiaries. (v) Nothing has been done or omitted to be done and no circumstances exist by which a person is or will be liable to seek cancellation, rectification or other modification of a registration of any of the registered Group IP of the Company or the relevant subsidiary. (v) To the knowledge of the Company, there is no threatened infringement or unauthorised use of any of the Group IP that is owned by the Company by any third party anywhere in the world. (vi) To the knowledge of the Company, the activities, processes, methods, products, services or Group IP that is owned by the Company used, dealt in or supplied, assigned or licensed on the date of this Agreement by the Company or any of its subsidiaries do not at the date of this Agreement to the knowledge of the Company infringe, or misuse the intellectual property of another person and have not given, and will not give, rise to any claim against the Company or any of its subsidiaries. (vii) To the knowledge of the Company, no party to an agreement relating to the use by another person of any Group IP owned by the Company or any of its subsidiaries is in material breach of the agreement, which breach could lead to a termination, suspension or revocation of such agreement and which would cause a Material Adverse Effect, and to the knowledge of the Company, no circumstances exist which, would give rise to any breach of any such agreement or to any such agreement being terminated, suspended, significantly varied or revoked without the Company or the relevant subsidiary’s consent and if terminated, would cause a Material Adverse Effect (other than termination without cause upon notice in accordance with the terms of the agreement). (viii) The ownership, license or rights in the Group IP owned by the Company or any of its subsidiaries will not be materially adversely affected by the transactions contemplated by this Agreement and the other Transaction Documents. (ix) Each of the Company and its subsidiaries has at all times used commercially reasonable efforts to protect its trade secrets and confidential information.

(v)     Reliance. The Company acknowledges that the Purchaser has entered into this Agreement and the other Transaction Documents to which it is a party, in reliance upon, the information provided to it by the Company or its representatives and contained herein, including the representations and warranties and covenants of the Company contained herein.

5.            Other Agreements of the Parties.

(a)           Transfer Restrictions.

(i)     The Securities may only be disposed of in compliance with applicable federal and state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the other Transaction Documents and shall have the rights and obligations of a Purchaser under this Agreement.

(ii)     Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company’s stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES REPRESENTED HEREBY HAVE BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, THE RULES AND REGULATIONS THEREUNDER OR OTHER APPLICABLE SECURITIES LAWS.

(b)       Securities Laws Disclosure; Publicity. On or prior to the fourth (4th) business day following the date of the Closing, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement and the Registration Rights Agreement)). Except as provided in Section 7(b), each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 5(b), such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

(c)       Reporting Status. During the one year period from and after the Closing, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act would otherwise permit such termination.

(d) Reverse Stock Split. The Company will use commercially reasonable to execute a reverse split (the “Reverse Split”) of its outstanding shares of Common Stock with a view to satisfying the minimum bid required for the initial listing of shares of its Common Stock on the Nasdaq Capital Market which shall include the filing of a preliminary proxy statement with the SEC within sixty (60) days of the Closing Date. In the event the Reverse Split is completed and the Company meets the requirements imposed by applicable rules and regulation of the Nasdaq Stock Market for the initial listing of its shares of Common Stock on the Nasdaq Capital Market (the “Initial Listing Requirements”), the Company will use commercially reasonable efforts to cause its shares of Common Stock to be listed on the Nasdaq Capital Market. Each Purchaser understands, acknowledges and agrees that the Company makes no representation, warranty or assurance that (i) the Company will be able to satisfy the Initial Listing Requirements, (ii) in the event that the Company is able to satisfy the Initial Listing Requirements, that its shares of Common Stock will be approved by the Nasdaq Stock Market for listing on the Nasdaq Capital Market, or (iii) in the event that its shares of Common Stock are approved by the Nasdaq Stock Market for listing on the Nasdaq Capital Market, that it will be able to maintain such listing.

(e)     Use of Proceeds.  The Company will use the net proceeds to the Company from the sale of the Shares hereunder as follows (i) in the event that certain Exclusive License Agreement among the Company’s subsidiary and affiliates of WWTT (as defined in Section 5(g) below) is executed and a closing is conducted with respect to the transaction contemplated thereby, $1,500,000 to pay the license fees due thereunder and (ii) the balance for general corporate purposes and working capital.

(f)     Standstill. Unless otherwise consented to in writing by the Board of Directors of the Company or as specifically set forth in the Transaction Documents (which for the avoidance of doubt, includes the transactions contemplated under the SPA), Purchaser agrees that neither Purchaser nor any of its directors, officers, employees, agents or advisors (including, without limitation, attorneys, accountants, investment bankers, and other consultants and advisors) (collectively, “Representatives”) will in any manner, directly or indirectly: (i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or announce any intention to effect or cause or participate in or in any way assist, facilitate or encourage any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (A) any acquisition of any securities (or any beneficial ownership thereof or any right to vote such securities) or assets of the Company, or any rights or options to acquire any securities (or any beneficial ownership thereof or any right to vote such securities), or any assets, indebtedness or businesses of the Company or any of its affiliates, (B) any tender or exchange offer, merger or other business combination involving the Company, any of its affiliates or any assets of the Company or its affiliates constituting a significant portion of the consolidated assets of the Company and its affiliates, (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its affiliates, (D) any “change in control” of the Company, or (E) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company or any of its affiliates; (ii) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to the Company or its securities or otherwise act in concert with any person in respect of any such securities; (iii) otherwise act, alone or in concert with others, to seek representation on or to control or influence the management, Board of Directors or policies of the Company or to obtain further representation on the Board of Directors of the Company; or (iv) enter into any discussions or arrangements with any third party with respect to any of the foregoing. Purchaser further agrees not to request that the Company directly or indirectly, amend or waive any provision of this paragraph (including this sentence). Purchaser further agrees that if it or its Representatives are approached by any third party concerning Purchaser’s or their participation in a transaction involving any assets, indebtedness or business of, or securities issued by, the Company, Purchaser will promptly inform the Company of the nature of such transaction and the parties involved.

(g)     Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document and the obligations of World Wide Touch Technology (Holdings) Limited, a limited liability company incorporated in the Cayman Islands with limited liability (“WWTT”), contemplated under that certain draft Securities Purchase Agreement with the Company (the “SPA”) are several and not joint with the obligations of any other Purchaser and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document or of WWTT under the SPA in the event it is executed. Nothing contained herein or in any other Transaction Document or the SPA, and no action taken by any Purchaser pursuant hereto or thereto, or WWTT pursuant to the SPA shall be deemed to constitute the Purchasers and/or WWTT as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers and WWTT are in any way acting in concert or as a group with respect to such obligations, the transactions contemplated by the Transaction Documents or the SPA, or the voting or disposition of shares of Common Stock or other shares of capital stock of the Company. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser or WWTT to be joined as an additional party in any proceeding for such purpose. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively, and not among the Company, the Purchasers collectively, and WWTT, and not between or among the Purchasers, individually or collectively, and WWTT. No Purchaser shall act in concert, as a group, or together with any other Purchaser or WWTT with regard to any vote of the stockholders of the Company.

6.           Subsequent Investments.

(a)     The Company may raise additional capital investment from third parties (the “Additional Investors”) and in connection therewith, may issue preferred stock to such Additional Investors (the “Subsequent Investment”); provided that, prior to the Subsequent Investment, the Company shall make an offer to each Purchaser and the holders of any Preferred Shares acquired from any Purchaser (collectively, the “Holders” and individually, a “Holder” ) in accordance with the provisions of Sections 6(b) and 6(c) (the “Proposed Issuance Offer”) such that each Holder shall be entitled to purchase up to such number of newly issued securities based on their respective shareholding percentage in the Company calculated on a fully diluted basis by full payment in cash equal to the per share price to be paid by the Additional Investors and on the same terms and conditions to be offered by the Company to the Additional Investors.

(b)     At least thirty (30) days before the proposed Subsequent Investment (the “Proposed Issuance”), the Company shall deliver to each of the Holders a written notice of the Proposed Issuance. Such notice shall state (i) the quantity, type and terms of such issuance of securities; (ii) the consideration which the Company will receive from the Proposed Issuance; (iii) the identity of the Additional Investors; and (iv) the terms of the Proposed Issuance Offer, including the calculation of such Holder’s shareholding percentage in the Company calculated on a fully diluted basis before and immediately following the Proposed Issuance.

(c)     Within twenty (20) days from the delivery of the notice set forth in Section 6(b) (the “New Issuance Offer Period”), each Holder who elects to exercise its right in accordance with the provisions of this Section 6(c) shall give a written notice to the Company. Such notice shall specify the number of securities to be purchased by the Holder and the calculation of such Holder’s shareholding percentage in the Company calculated on a fully diluted basis. Where any Holder fails to give a notice within the New Issuance Offer Period, such Holder shall be deemed to have waived its right in relation to the Proposed Issuance under this Section 6, and the Company may issue the relevant securities not accepted by such Holder to other third parties on terms which are not more favorable than the terms on which they were offered to the Holders.

7.           Confidentiality.

(a)      Each of the Purchasers acknowledges and agrees that: (i) certain of the information contained herein is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act; (ii) except as provided in Section 7(b), this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby will be kept confidential by such Purchaser and will not be used for any purpose other than for the purposes of entering into and consummating the transactions contemplated under the Transaction Documents; (iii) except as provided in Section 7(b), until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by any Purchaser to any person or entity, other than its personal financial and legal advisors for the sole purpose of evaluating the entering into and the consummation of the transactions contemplated under the Transaction Documents, and such Purchaser will not, directly or indirectly, disclose or permit its personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company; (iv) such Purchaser shall make its representatives aware of the terms of this Section 7 and be responsible for any breach of this Agreement by such representatives; (v) except as provided in Section 7(b), such Purchaser shall not, without the prior written consent of the other party, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the contents or subject matter of this Agreement; and (vi) if such Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, such Purchaser will promptly return this Agreement and any accompanying documentation to the Company.

(b) Any Party may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent (i) required by law or any securities exchange, regulatory or governmental body, (ii) disclosed to its respective affiliates and its and their respective directors, officers, employees, shareholders, finance providers and their respective professional advisers or officers on a need-to-know basis (but it shall remain responsible for the compliance with this Section 7 by any such person), (iii) it comes into the public domain other than as a result of a breach by any party hereto.

8.         Non-Public Information. Each Purchaser acknowledges that certain information concerning the matters that are the subject matter of this Agreement constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person save as provided in Section 7(b).

9.         Sales and Confidentiality After The Date Hereof.  Each Purchaser shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 promulgated under Regulation SHO under the Exchange Act)) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated. Each Purchaser understands and acknowledges, severally and not jointly with any other Purchaser, that the SEC currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in the SEC’s Compliance and Disclosure Interpretation 239.10.

10.     Entire Agreement; No Third Party Beneficiaries. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Each Purchaser acknowledges and agrees that it did not rely upon any statements or information, whether oral or written, provided by the Company, or any of its officers, directors, employees, agents or representatives, in deciding to enter into this Agreement or purchase the Shares. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

11.     Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the Company and the holders of a majority of the Shares sold in the Offering.

12.     Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the Company and the holders of a majority of the Shares sold in the Offering. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

13.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company may not assign its rights or delegate its obligations under this Agreement without the express prior written consent of the Purchaser. Except as provided in Section 6, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

14.     Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 24 months from the Closing, except that the representations contained in Sections 3(a), 3(b), 3(q), 3(r), 4(a), 4(b) and 4(f) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

15.     Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

16.     Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

17.     Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

If to the Company:

BIO-key International, Inc.

3349 Highway 138

Building A, Suite E

Wall, NJ 07719

Fax (732) 359-1101

Attention: Michael W. DePasquale, Chief Executive Officer

with a copy to:

Fox Rothschild LLP

997 Lenox Drive

Building 3

Lawrenceville, NJ 08648-2311

Fax (609) 896-1469

Attention: Vincent A. Vietti, Esquire

If to Purchaser:

To that address indicated on the signature page hereof.

18.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Delaware shall apply to the internal corporate governance of the Company.

19.     Arbitration. If any dispute arises out of or in connection with any of the Transaction Documents (including a dispute regarding the existence, scope, validity or termination of the Transaction Documents or the consequences of its nullity), it shall be referred to and finally resolved by arbitration in Hong Kong under the Hong Kong International Arbitration Rules Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted in accordance with these rules. The tribunal shall consist of three arbitrators, whereby the parties hereto shall each nominate one arbitrator and the third arbitrator, who shall be the Chairman of the tribunal, shall be appointed by the Hong Kong International Arbitration Centre Council. The language of the arbitration shall be English. The decision of the arbitrators shall be conclusively binding upon the parties and final and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

20.     Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

21.     Attorneys’ Fees. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Transaction Documents.

[Signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Date: _________________________, 2015

PURCHASER

_____________________________________________________

By: __________________________________________________

Name: ____________________________________________

Title: _____________________________________________

Address: __________________________________________

Phone: ____________________________________________

Social Security or Tax ID No.: :

Number of Shares Purchased: ($100.00 per Share)

Delivery Instructions (if different than Address): _____________________________________________________ _____________________________________________________

Date:_________________________, 2015	BIO-KEY INTERNATIONAL, INC. By: __________________________________________________ Name: ____________________________________________ Title: ______________________________________________

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

Date: _________________________, 2015

PURCHASER

________________________________________________________

By: _____________________________________________________

Name: _______________________________________________

Title: ________________________________________________

Address:

Phone:_______________________________________________

Social Security or Tax ID No.: __________________________________________

Number of Shares Purchased: Aggregate Purchase Price: $ ($100.00 per Share)

Delivery Instructions (if different than Address):

_______________________________________________________

_______________________________________________________

_______________________________________________________

Date:____________________, 2015	BIO-KEY INTERNATIONAL, INC. By: ____________________________________________________ Name: _______________________________________________ Title: _________________________________________________

EXHIBIT A

Form of Certificate of Designation

EXHIBIT B

Form of Registration Rights Agreement